[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.1C

PW1100G-JM SPARE ENGINE AND ENGINE THRUST INTERMIX AGREEMENT
BY AND BETWEEN
INTERNATIONAL AERO ENGINES, LLC
AND
FRONTIER AIRLINES, INC.
DATED AS OF JULY 24, 2025

This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx
AAA

TABLE OF CONTENTS

1. DEFINITIONS; INTERPRETATION	Page 4
2. APPLICABLE FMP ENGINES AND APPLICABLE AIRCRAFT	Page 4
3. SPARE ENGINE COVERAGE RATIO	Page 4
4. FIRM SPARE ENGINE FMP REMOVALS	Page 4
5. [***]	Page 4
6. [***]	Page 5
7. THRUST INTERMIX	Page 7
8. TARIFF CONSIDERATIONS	Page 7
9. MISCELLANEOUS	Page 7

List of Attachments
Attachment 1    Definitions
Attachment 2    Terms and Conditions

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 2

PW1100G-JM SPARE ENGINE AND ENGINE THRUST INTERMIX AGREEMENT
This PW1100G-JM Spare Engine and Engine Thrust Intermix Agreement, dated as of July 24, 2025 (this “Agreement”), is entered into by and between International Aero Engines, LLC, a Delaware limited liability company having an office located at 400 Main Street, East Hartford, Connecticut 06118, USA (hereinafter referred to as “IAE LLC”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of Colorado, USA, which has an office located at 4545 Airport Way, Denver, Colorado, 80239 USA (hereinafter referred to as “Frontier”). IAE LLC and Frontier shall herein be referred to individually as a “Party” and collectively as the “Parties.”
WHEREAS:
IAE LLC and Frontier are parties to the 2020 NEB-FMP Agreement (as hereinafter defined), pursuant to which, among other things, (i) Frontier is obligated to purchase (a) PW1100G-JM engines for one hundred forty-four (144) firm Airbus A320neo family aircraft (consisting of one hundred thirty-four (134) 2020 Frontier Aircraft and ten (10) Leased Aircraft), and (b) [***] 2020 Firm Spare Engines; and (c) up to [***] option Spare Engines and (ii) Frontier has selected an IAE LLC fleet management program (as set forth in the in Attachment 5 of the 2020 NEB-FMP Agreement) for all off-wing engine maintenance services for such 2020 Firm Spare Engines and for the engines that power such 2020 Frontier Aircraft;
IAE LLC and Frontier are parties to the 2025 NEB-FMP Agreement (as hereinafter defined), pursuant to which, among other things, (i) Frontier (a) is obligated to purchase ninety-one (91) firm Airbus A320neo family 2025 Frontier Aircraft; and (b) twenty-eight (28) 2025 Firm Spare Engines; and (ii) Frontier has selected an IAE LLC fleet management program (as set forth in Attachment 5 of the 2025 NEB-FMP Agreement) for all off-wing engine maintenance services for such 2025 Firm Spare Engines and for the engines that power such 2025 Frontier Aircraft;
IAE LLC and Frontier now desire to enter into this Agreement to, among other things, provide (i) spare engine coverage ratios and spare engine fleet management coverage period provisions for the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement, which are based on an overall spare engine-to-installed engine ratio for the aircraft and engines covered by both the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement, (ii) spare engine lease support for Frontier’s entire fleet of PW1100G-JM engines covered by the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement, and (iii) engine thrust intermix flexibility across all the engines covered by both the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement.
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 3

NOW THEREFORE:
In consideration of the terms and conditions and the mutual covenants herein contained, IAE LLC and Frontier hereby agree as follows:
1.DEFINITIONS; INTERPRETATION
Capitalized terms used but not defined in the body of this Agreement are defined (i) in Exhibit A hereto or (ii) if not defined herein, as defined in the 2020 NEB-FMP Agreement or the 2025 NEB-FMP Agreement, as the context may require. In the case of any conflict between the terms of this Agreement and a corresponding provision in the 2020 NEB-FMP Agreement and/or 2025 NEB-FMP Agreement, the conflicting provision in this Agreement shall take precedence and control.
2.APPLICABLE FMP ENGINES AND APPLICABLE AIRCRAFT
[***]
3.SPARE ENGINE COVERAGE RATIO
Frontier shall at all times during the term of each Applicable FMP, maintain a minimum fleetwide ratio of at least [***] Applicable Firm Spare Engines to Engines originally installed (or installed as replacement for any such Engine) on the A320neo family Frontier Aircraft (based on the combined fleet of [***] total Frontier Aircraft and [***] Applicable Firm Spare Engines (the “Aggregate Spare Engine Ratio”) solely for Frontier’s operational use and subject to the provisions of Article 4 of this Agreement [***]. IAE LLC acknowledges that the Spare Engines being sold under this Agreement shall be sufficient to cause Frontier to comply with the Spare Engine Ratio, assuming Frontier has maintained compliance with all other terms and conditions of this Agreement.
4.FIRM SPARE ENGINE FMP REMOVALS
The Parties wish to ensure that Frontier has adequate Applicable Firm Spare Engine support for the Applicable Aircraft during the terms of the Applicable FMP [***]. To effect the foregoing, the Parties hereby agree that, once a [***] Spare Engine Ratio for Frontier’s A320neo family Frontier Aircraft is achieved as a result of [***].
5.[***]
[***]
5.1[***]
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 4

5.2[***]
5.3[***]
5.4[***]
5.5[***]
6.[***]
6.1[***]
6.2[***]
6.3[***]
6.3.1[***]
6.3.2[***]

NUMBER OF AVAILABLE ENGINES	REMEDY
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 5

6.3.3[***]
6.3.4[***]
a.[***]
[***]
[***]
[***]
6.3.5[***]
a.[***]
6.4[***]

[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
6.5[***]
6.6[***]

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 6

6.7[***]
6.8[***]
7.THRUST INTERMIX
7.1[***]
7.1.1[***]
7.1.2[***]
7.1.3[***]
7.2[***]
7.3[***]
7.3.1[***]
7.3.2[***]
7.4[***]
7.5[***]
7.6[***]
8.TARIFF CONSIDERATIONS
8.1[***]
8.2[***]
9.MISCELLANEOUS
9.1Expiration
If not earlier terminated in accordance with Section 9.2, the term of this Agreement shall expire on the date that is the last day of the Term (under and as defined in the 2025 NEB-FMP Agreement).
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 7

9.2Cross-Default; Breach and Termination
9.2.1Any material breach by a Party of its obligations under this Agreement shall constitute a “material breach” under and as defined in each of the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement, and for all purposes of each such agreement.
9.2.2In addition to any rights and remedies the Parties may otherwise have, including without limitation under the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement, if there is a breach by a Party of an Applicable FMP or other event with respect to a Party to a FMP which, in each case, allows the other Party (a “FMP Non-Defaulting Party”) to terminate such Applicable FMP, and such FMP Non-Defaulting Party desires to terminate this Agreement, then, after giving effect to any applicable grace periods set forth in such Applicable FMP, such FMP Non-Defaulting Party may terminate this Agreement by giving written notice, effective immediately, of such termination, provided however, that this Agreement shall remain in effect for so long as either of the Applicable FMP remains in effect with respect to the Applicable FMP Engines covered under such Applicable FMP.
9.3No Duplication of Benefits
The intent of this Agreement is to provide specified benefits to Frontier as stipulated herein. Under no circumstances, however, shall there be any duplication of benefits provided to Frontier under this Agreement, the 2020 NEB-FMP Agreement, the 2025 NEB-FMP Agreement or any other agreement, any guarantee plan, maintenance or management program (including the 2020 NEB-FMP Agreement and the 2025 NEB-FMP Agreement), sales warranty, service policy, special support agreement or any other benefit of any kind offered to Frontier (or any affiliate operating Frontier’s aircraft) for the benefit of Frontier (or any affiliate operating Frontier’s aircraft), offered by IAE LLC or by Airbus, any other suppliers, or aircraft lessors to the extent IAE LLC has paid Airbus, such supplier, or such lessor as a result of the same condition or event, and to the extent Frontier (or any affiliate operating Frontier’s aircraft) has received such benefit or its equivalent from Airbus, such supplier, or such lessor. For the avoidance of doubt, in the event Frontier is offered duplicate benefits under this Agreement, the 2020 NEB-FMP Agreement, the 2025 NEB-FMP Agreement, and any other agreement, between IAE LLC and Frontier in connection with the Applicable Aircraft, Frontier shall be entitled to select the most beneficial contractual benefit that shall apply to the exclusion of other duplicate benefits for the same item.

9.4Terms and Conditions
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 8

The Terms and Conditions attached hereto as Attachment 2 govern all transactions under this Agreement. In the event of a conflict between a provision set forth in the main body of this Agreement and a provision set forth in Attachment 2, or if a provision in the main body of this Agreement modifies a provision set forth in Attachment 2, the provision set forth in the main body of this Agreement shall govern over the provision set forth in Attachment 2.
9.5Incorporation of Appendices; Headings; Amendments
All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes. The headings in this Agreement are provided for convenience only and do not affect its meaning. Any reference to this Agreement means this Agreement as amended, restated, supplemented or otherwise modified, subject to the immediately succeeding sentence. This Agreement may only be amended, restated, supplemented or otherwise modified in a written agreement identified as such and duly executed by each Party.
9.6Notices
The Parties agree that all demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when personally delivered, or sent by internationally recognized courier service, or sent by email with confirmation, addressed as follows:
To IAE LLC:    International Aero Engines, LLC
400 Main Street, Mail Stop ETC-1
East Hartford, Connecticut 06118
USA
E-Fax:        [***]
Email:        [***]
Attention:    Chief Legal Officer
To Frontier:    Frontier Airlines, Inc
4545 Airport Way
Denver, Colorado 80239
USA
Attn: Treasurer
Email:    [***]
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 9

with a copy to: Frontier Airlines, Inc.
4545 Airport Way
Denver, Colorado 80239
USA
Email:        [***]
Attention:    General Counsel
or at such other address as may from time to time hereafter be furnished in writing by either Party to the other.
9.7Entire Agreement
This Agreement, including its exhibits, appendices and attachments, contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the Parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument.
9.8Participation of Parties
9.8.1Direct Negotiations
It is hereby understood and agreed between IAE LLC and Frontier that this Agreement and all documentation leading to this Agreement have been, and any and all amendments resulting from such Agreement shall be, agreed and concluded by direct negotiations between IAE LLC and Frontier, without any intermediaries, agents or brokers.
9.8.2Rule of Construction
The Parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated between the Parties and that the Parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 10

9.9Effect of Amendment and Modification to 2020 NEB-FMP Agreement and 2025 NEB-FMP Agreement
Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Party under the 2020 NEB-FMP Agreement or the 2025 NEB-FMP Agreement, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the 2020 NEB-FMP Agreement or the 2025 NEB-FMP Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect in accordance with their respective terms.
Upon mutual execution, and subject to the substantially simultaneous execution by each of IAE LLC and Frontier of the 2025 NEB-FMP Agreement and Amendment No. 2, this Agreement will become an enforceable agreement. The Parties agree that electronic (including DocuSign) and PDF signatures will be deemed to be of the same force and effect as an original executed document. If executed or delivered by PDF or other electronic means (i.e., email), the Parties agree to provide original signature pages upon request.
(Signature page follows)

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 11

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

FRONTIER AIRLINES INC.,

By	/s/ Howard Diamond

Name	Howard Diamond

Title	General Counsel

INTERNATIONAL AERO ENGINES, LLC

By	/s/ Daniel Kirk

Name	Daniel Kirk

Title	RVP - Sales

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 12

ATTACHEMENT 1
PW1100G-JM SPARE ENGINE AND ENGINE THRUST INTERMIX AGREEMENT
DEFINITIONS
For all purposes of this Agreement, the following capitalized terms have the meanings set forth below and any capitalized terms used but not defined in this Agreement shall have the meanings given to them in the 2020 NEB-FMP Agreement or the 2025 NEB-FMP Agreement:
“2020 NEB-FMP Agreement” means that certain PW1100G-JM Engine Purchase and Support Agreement, dated as of April 13, 2020, between IAE LLC and Frontier, as amended and modified by this Agreement, as further amended by that certain Amendment No. 1 thereto, dated as of April 18, 2020, and as further amended by that certain Amendment No. 2 thereto, to be executed contemporaneously with this Agreement and as the same may hereafter be amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“2020 FMP Engine” means a “FMP Engine” as defined in the 2020 NEB-FMP Agreement.
“2020 Frontier Aircraft” means a “Firm Aircraft” as defined in the 2020 NEB-FMP Agreement.
“2025 Firm Spare Engine” means one or more “Firm Spare Engines” as defined in the 2025 NEB-FMP Agreement.
“2025 NEB-FMP Agreement” means that certain PW1100G-JM Engine Purchase and Support Agreement, dated as of July 24, 2025, between IAE LLC and Frontier, and modified by this Agreement, and as the same may be amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“2025 FMP Engine(s)” means one or more “FMP Engines” as defined in the 2025 NEB-FMP Agreement.
“2025 Frontier Engine” means an “Engine” as defined in the 2025 NEB-FMP Agreement.
“2025 Frontier Aircraft” means a “Firm Aircraft,” as defined in the 2025 NEB-FMP Agreement.
“AOG Event” or “Aircraft-on-Ground Event” [***].
“Applicable Aircraft” means a (x) 2020 Frontier Aircraft, or (y) 2025 Frontier Aircraft, as applicable.
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 13

“Applicable Firm Spare Engine” means a (x) “Firm Spare Engine,” as defined in the 2020 NEB-FMP Agreement, or (y) “Firm Spare Engine,” as defined in the 2025 NEB-FMP Agreement, as applicable.
“Applicable FMP” means the Fleet Management Program as set forth in either Appendix 5 of the 2020 NEB-FMP Agreement or Appendix 5 of the 2025 NEB-FMP Agreement, as applicable.
“Applicable FMP Engine” means a (x) 2020 FMP Engine or (y) 2025 FMP Engine, as applicable.
“Beyond Economic Repair” or “BER” shall mean that the cost of the repair, exclusive of modification and transportation costs, will be equal to or more than [***] of the IAE LLC commercial price of the Part at the time the repair is considered, or shall be otherwise reasonably determined by IAE LLC.
"Eligible Removal” means the removal of an FMP Engine that qualifies for coverage under the (i) FMP Rate pursuant to Appendix 5, Section 5.2 of the 2020 NEB-FMP Agreement or (ii) FMP Rate pursuant to Appendix 5, Section 5.2 of the 2025 NEB-FMP Agreement.
“Engine” means a model PW1127G-JM / GA-JM, or PW1133G-JM / GA-JM / G1-JM / G1/2-JM engine.
“Engine Lease Agreement” means the form of International Air Transport Association-based short-term spare engine lease agreement for PW1100G-JM Engines previously entered into between PWEL and Frontier. The Parties acknowledge and agree that changes may be made to such Engine Lease Agreement form as a result of changes to the IATA base form, technical changes to the Engine, changes driven by a head lease that do not materially increase Lessee’s costs under the Engine Lease Agreement, or changes to the law. IAE LLC agrees to provide written notice to Frontier of any material changes made to the Engine Lease Agreement and agrees to discuss with Frontier prior to incorporating any such changes in the future.
“Frontier Aircraft” means, individually or collectively, the 2020 Frontier Aircraft and/or the 2025 Frontier Aircraft and/or the Leased Aircraft.
“Leased Aircraft” means a “Leased Aircraft,” as defined in the 2020 NEB-FMP Agreement.
“PWEL” means PW1100G-JM Engine Leasing, LLC, or IAE LLC, or any other IAE LLC affiliate that provides spare engine lease support.
“Program Manager” means the “Program Manager,” as defined in the 2020 NEB-FMP Agreement, and the “Program Manager” as defined in the 2025 NEB-FMP Agreement.
“Spare Engine Ratio” means the ratio, expressed as a percentage, of Applicable Firm Spare Engines to Applicable FMP Engines originally installed (or installed as a replacement for any such Applicable FMP Engine) on Applicable Aircraft.
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 14

“Term” means the applicable term under the 2020 NEB-FMP Agreement or the 2025 NEB-FMP Agreement, as applicable to each Applicable FMP Engine.

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 15

ATTACHMENT 2
PW1100G-JM SPARE ENGINE AND ENGINE THRUST INTERMIX AGREEMENT
TERMS AND CONDITIONS

IAE LLC Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
Frontier Spare Engine and Intermix Agmt (07-23-2025) Final Distribution.docx    Page 16